                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                                  ISRAMCO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                  ISRAMCO, INC.
                               11767 Katy Freeway,
                              Houston, Texas 77079

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

       NOTICE IS HEREBY GIVEN that the 2004 annual meeting (the "Annual Meeting") of stockholders of Isramco, Inc. (the "Company") will be held at the Company's premises at 11767 Katy Freeway, Houston, Texas, 77079, Suite 711, on June 2, 2004 at 9:00 A.M., local time, for the following purposes:

       (i) to elect five directors of the Company to hold office until the next annual meeting of the stockholders and until their respective successors shall have been duly elected and qualified;

       (ii) to ratify the appointment of Mann Frankfort Stein & Lipp CPA, LLP as independent public accountants of the Company for the year ending December 31, 2004; and

       (iii) to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

       The Board of Directors has fixed the close of business on April 26, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

       If you do not expect to be personally present at the Annual Meeting but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you complete, sign and date the enclosed proxy and promptly return it by mail in the postage paid envelope provided.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   Haim Tsuff
                                   Chairman of the Board Chief Executive Officer

April 30, 2004

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                  ISRAMCO, INC.
                               11767 Katy Freeway,
                              Houston, Texas 77079

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 2, 2004

                                  INTRODUCTION

       This Proxy Statement is being sent to stockholders of Isramco, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2004 annual meeting (the "Annual Meeting") of Stockholders of the Company to be held at the Company's premises at 11767 Katy Freeway, Houston, Texas 77079, Suite 711, on Wednesday, June 2, 2004 at 9:00 A.M., local time, and any adjournment(s) thereof. The purposes of the Annual Meeting are:

       (i) to elect five directors of the Company to hold office until the next annual meeting of the stockholders and until their respective successors shall have been duly elected and qualified;

       (ii) to ratify the appointment of Mann Frankfort Stein & Lipp CPA, LLP ("Mann"), as independent public accountants of the Company for the year ending December 31, 2004; and

       (iii) to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

       If proxy cards in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given, such shares will be voted FOR the (i) election as directors of the nominees of the Board of Directors named below; (ii) proposal to ratify the appointment of Mann, as independent public accountants of the Company for the year ending December 31, 2004; and
(iii) in the discretion of the Proxies named in the proxy card, on any other proposals to properly come before the Annual Meeting or any adjournment thereof.

       Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or a written instrument revoking the proxy or by personally appearing at the Annual Meeting.

       This Proxy Statement will first be mailed to stockholders on or about April 30, 2004.

                       VOTING RIGHTS AND VOTING SECURITIES

       All voting rights are vested exclusively in the holders of the Common Stock. Only holders of Common Stock of record at the close of business on April 26, 2004 (the "Record

Date"), will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had outstanding a total of 2,639,853 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held either in person or by proxy.

       The holders of a majority of the issued and outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions and broker non-votes are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, the affirmative vote of a plurality of the shares present in person or by proxy is required for approval of Proposal No. 1 (Election of Directors); and the affirmative vote of a majority of the shares present in person or by proxy is required for approval of Proposal No. 2 (Ratification of Independent Public Accountants). Abstentions will have no effect on Proposal No. 1 and will be counted as votes against Proposal No. 2. Broker non-votes will have no effect on Proposals No. 1 and 2.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

       The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock (b) each of the Company's directors and Named Executive Officers (as defined under "Executive Compensation") (c) all current directors, officers and significant employees of the Company as a group.

                                    Number of Shares             Percent of
Name of Beneficial Owner (1)      Beneficially Owned (2)       Common Stock (2)

Haim Tsuff, Chairman and CEO          1,395,217(3)                 51.49%

Jackob Maimon, President and             69,995(4)                  2.58%
Director

Daniel Avner, Former Vice President (5)      --                        *

Yossi Levy, Israeli Branch Manager           --                        *

Max Pridgeon, Director                       --                        *

Eyal Gibor, Director                         --                        *

Donald L. Lovell, Director

All directors and
Officers as a group (7 persons)       1,465,212                    52.71%


* Less than 1%

       (1) The address of such person is c/o Isramco, Inc., 11767 Katy Freeway, Houston Texas.

       (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days of the Record Date are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock owned by such person.

       (3) Haim Tsuff owns 100% of United Kingsway Ltd., which through YHK General Manager Ltd., controls various entities, which may be deemed to control the Company. In March 2000, Mr. Tsuff was granted five year options to purchase up to 69,995 shares of the Company's stock.

       (4) In March 2000, Mr. Maimon was granted five year options to purchase up to 69,995 shares of the Company's stock.

       (5) On December 9, 2003, Mr. Avner resigned from all positions held with the Company.

       The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of common stock by each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock:

                                     Number of Shares             Percent of
Name of Beneficial Owner (1)       Beneficially Owned (2)       Common Stock (2)

Naphtha Holdings Ltd.*                  1,325,222                   50.20%

Haim Tsuff *                               69,995                    2.58%

United Kingsway Ltd.                            *                       *


       (1) The address of such person is c/o Isramco, Inc., 11767 Katy Freeway, Houston Texas.

       (2) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days of the Record Date are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock owned by such person.

       * Haim Tsuff owns and controls 100% of United Kingsway Ltd. (Kingsway) which holds a 74% interest in YHK Investment Limited Partnership (YHK). Avraham Livnat Ltd. through its subsidiary Carmen Management and Assets (1997) Ltd. owns 26% of YHK. The General Partner of YHK is YHK General Managers Ltd. Joseph Tsuff (the father of Haim Tsuff) is a director of YHK General Managers Ltd. YHK owns of record approximately 42.4% of Equital Ltd. (formerly known as Pass-port Ltd.), Equital Ltd. owns approximately 43.64% of J.O.E.L. - Jerusalem Oil Exploration Ltd. (JOEL), JOEL owns approximately 85.9% of Naphtha Israel Petroleum Corp, Ltd. ("Naphtha"), which holds 100% of Naphtha Holdings Ltd. JOEL also owns approximately 8.2% of the shares of Equital Ltd. Naphtha Holdings Ltd. owns of record approximately 50.20% of the issued and outstanding common stock of the Company. Does not include currently exercisable options held by Mr. Haim Tsuff to purchase up to 69,995 shares of the Company's common stock, which option, if exercised in full, would reduce the percentage set forth above to approximately 48.90%.

       Information regarding these relationships is set forth in Schedule 13d filings and amendments made thereto made on behalf of the above entities, which are on file with the SEC.

       As a result of the foregoing, Haim Tsuff, Kingsway, YHK, Equital Ltd., JOEL, Naphtha and Naphtha Holdings Ltd. may be deemed to control the Company.

                             EXECUTIVE COMPENSATION

       The following table sets forth all compensation awarded to, earned by, or paid, for all services rendered to the Company during the Company's fiscal years ended December 31, 2003, 2002 and 2001` by the Company's Chief Executive Officer and other "named executive officers," as defined under the rules and regulations of the Securities Act of 1933, as amended (the "Securities Act").

                                 SUMMARY COMPENSATION TABLE

                                                                          Long Term
                                  Annual Compensation                   Compensation
                                  -------------------                   ------------

                                        Securities
 Name and                                                      Other Annual        Underlying
Principal Position          Year     Salary($)    Bonus($)   Compensation($)    Options(#)(1)

 Haim Tsuff                 2003      240,000     125,000           --                    --
 Chairman of the Board      2002      240,000          --           --                    --
 and Chief Executive        2001      240,000     125,000           --                    --
 Officer

 Jackob Maimon              2003      240,000     125,000           --                    --
 President                  2002      240,000          --           --                    --
                            2001      240,000     125,000           --                    --

 Yossi Levy                 2003       85,000          --           --                    --
 Branch Manager             2002      104,000          --           --                    --
                            2001       91,000       4,500           --                    --

 Joshua Folkman             2003      101,000          --           --                    --
 Exploration Manager        2002      100,000          --           --                    --
 Branch Office              2001      100,000       4,800           --                    --

 Daniel Avner               2003      105,000          --           --                    --
 Former Vice President      2002      180,000          --           --                    --
                            2001       180,00      75,000           --                    --

                            OPTIONS GRANTED IN 2003

       None of the Named Executive Directors were granted any options during the year ended December 31, 2003.


                 AGGREGATED OPTION EXERCISES IN 2003 AND 2003 YEAR END OPTION VALUES

                                                     Number of Securities
                                                    Underlying Unexercised        Value of Unexercised
                     Shares                               Options at              in-the-Money Options
                  Acquired on        Value           December 31, 2003(#)       at December 31, 2003($)(1)
Name              Exercise (#)    Realized ($)     Exercisable/Unexercisable    Exercisable/Unexercisable

Haim Tsuff            --              --                    69,550 / 0                $131,499 / 0

Jackob Maimon         --              --                    69,550 / 0                $131,499 / 0

Joshua Folkman        --              --                     2,000 / 0                      $0 / 0

(1) Based upon the difference between the exercise price of such options and the closing price of the Common Stock ($6.17) on December 31, 2003, as reported on NASDAQ.

EMPLOYMENT/CONSULTING AGREEMENTS

       In May of 1996 the Company entered into a consulting agreement with Goodrich Global L.T.D. B.V.I., a company owned and controlled by Haim Tsuff, the Chairman of the Board of Directors and Chief Executive Officer of the Corporation. Pursuant to the terms of this Consulting Agreement which was amended in April 1997, the Company pays to the consultant the sum of $240,000 per annum in installments of $20,000 per month in addition to reimbursing all reasonable expenses incurred in connection with services rendered on behalf of the Company. The agreement continues in effect through May 31, 2006 and contains certain customary confidentiality and non-compete provisions. If the consulting agreement is terminated by the Company other than for cause, then the entity is entitled to receive the equivalent of payments due through the remaining term of the agreement.

       In November of 1999 the Company entered into a consulting agreement with Worldtech Inc., a Mauritius company of which Jackob Maimon, the President of the Company, is a director. Pursuant to this Consulting Agreement which is in effect through May 31, 2006, the Company agreed to pay the sum of $240,000 per annum in installments of $20,000 per month, in addition to reimbursing all reasonable business expenses incurred during the term in connection with the performance of services on behalf of the Company. The agreement contains certain customary confidentiality and non-compete provisions. If the consulting agreement is terminated by the

Company other than for cause, then the entity is entitled to receive the equivalent of payments due through the remaining term of the agreement.

       In August of 1997 the Company entered into a consulting agreement with Romulas Investment Ltd. (which Agreement has since been assigned to Remarkable Holdings Ltd.), a company which is wholly owned and controlled by Daniel Avner, the former Vice-President of the Company. Pursuant to this Agreement, the Company paid $15,000 per month. The Consulting Agreement was in effect through July 2004. The agreement contains certain customary confidentiality and non-compete provisions. If the consulting agreement is terminated by the Company other than for cause, then the entity is entitled to receive the equivalent of payments due through the remaining term of the agreement.

       In December 2003, Mr. Daniel Avner resigned from his position with the Company and the agreement with Remarkable was terminated. The foregoing termination and severance provisions were not implicated by Mr. Avner's resignation and the termination of the agreement with Remarkable.

       In November of 1996 the Company entered into an Employment Agreement with Yossi Levy, the Managing Director of Naphtha Israel Petroleum Company Ltd. to employ Mr. Levy as the General Manager of the Israel Branch of the Company. Pursuant to the terms of his employment, Mr. Levy was paid an annual amount of $85,000 in 2003.

       Joshua Folkman is employed as Explorations Manager pursuant to which he was paid an annual salary of $101,000 in 2003. In the event that the Company elects to terminate Mr. Folkman's employment hereunder for any reason other than cause, then Mr. Folkman is entitled to a one-lump sum payment of $69,000.

INFORMATION RELATING TO AN EXECUTIVE OFFICER WHO IS NOT A DIRECTOR NOMINEE

The following individual is not a director or director nominees, but serves as an Executive Officer of the Company or its subsidiaries.

NAME                       AGE              POSITION

Doron Avraham              29               Vice President

Yossi Levy                 52               Branch Manager, Israel Branch

Dr. Joshua Folkman         63               Exploration - Manager, Branch Office


       Doron Avraham was appointed to the position of Vice President as of December 9, 2003. Until his employment with the Company, Mr. Avraham was Vice President of Operations Silverled Ltd., an European based company primarily engaged in the field of asset management where he supervised operations control, business development and strategy and operations, a position he held from November 2001. Mr. Avraham received a BA in Economics and Business Management from Tel Aviv University in March 2001.

       Yossi Levy has been Branch Manager of the Company's Branch Office in Israel since

August 1996. Since 1988 Mr. Levy has held the position of General Manager of Naphtha - Israel Petroleum Corp. Ltd. (Naphtha), a public company in the oil and gas business in Israel. Since January 1, 2002, Mr. Levy has been the general manager of J.O.E.L. - Jerusalem Oil Exploration Ltd. (JOEL), an affiliate of the Company.

       Dr. Joshua Folkman has been Exploration Manager of the Company's Israel branch office since 1987.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       During 2003 and 2002, the Company paid Naphtha, respectively, $197,000 and $192,000 per month in respect of office services for its Israeli Branch office. Mr. Haim Tsuff, the Company's Chairman and Chief Executive Officer, is deemed to control Naphtha.

       On January 1, 2001 the Company retained the services of I.O.C. Israel Oil Company ("I.O.C.") in connection with the operation of Jay Petroleum LLC and Jay Management Company LLC (wholly owned subsidiaries of the Company). In consideration thereof, the Company paid I.O.C. $120,000 for 2003 and $240,000 for 2002. Mr. Haim Tsuff, the Company's Chairman and Chief Executive Officer, is deemed to control I.O.C.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that they file with the SEC.

       Based solely on review of the copies of such forms received by the Company with respect to 2003, the Company believes that all of the filing obligations of officers, directors and 10% stockholders under Section 16 (a) during 2003 have been complied with.

                                PERFORMANCE GRAPH

       The following graph compares the yearly percentage of change in the Company's cumulative stockholder return on its Common Stock (assuming reinvestment of dividends at date of payment into Common Stock of the Company) to the cumulative total return on the NASDAQ Market Index ("NASDAQ Index") and the cumulative total return on the GICS (Global Industry Classification Standard) Standard & Poor's Oil & Gas Exploration and Production Index ("Peer Index") for the period of five years commencing on December 31, 1998 and ending on December 31, 2003. The graph assumes that $100 was invested on December 31, 1998 in the common stock of the Company, The NASDAQ Index and Peer Index, and further assumes no payment or reinvestment of dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

       The graph shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this graph by reference.


                               [Performance Graph}


                                             PEER
             YEAR            NASDAQ          INDEX          COMPANY
                               $               $               $
           12/31/98          100.00          100.00          100.00
           12/31/99          162.3           117.5           206.3
           12/31/00           98.5           184.3           242.5
           12/31/01           77.8           144.00          207.4
           12/31/02           53.3           140.1           145.2
           12/31/03           79.9           171.0           328.2


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

       The Board of Directors of the Company currently consists of five (5) members. The persons named below have been nominated by the Board of Directors for election to hold office until the next annual meeting and until their successors are elected and have been qualified.

       It is the intention of the persons named in the accompanying proxy to vote FOR the election of the persons named below as directors of the Company, unless authority to do so is withheld. Proxies cannot be voted for a greater number of persons than the nominees named. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board of Directors is not aware of any circumstances likely to cause any nominee to become unavailable for election.


NAME                       AGE            POSITION

Haim Tsuff                 47             Chairman of the Board, Chief Executive
                                          Officer and Director

Jackob Maimon              48             President, Director

Eyal Gibor                 46             Director

Max Pridgeon               37             Director

Donald D. Lovell           71             Director

       All officers serve until the next annual meeting of directors and until their successors are elected and qualified.

       Haim Tsuff has been a director of the Company since January 1996 and the Chairman of the Board of Directors and Chief Executive Officer since May 1996. Mr. Tsuff is the sole director and owner of United Kingsway Ltd. and Chairman of YHK General Manager Ltd. (which entity effectively controls Equital Ltd., JOEL, Naphtha and Naphtha Holdings Ltd.) and may be deemed to control the Company. During the past five years, Mr. Tsuff has served as General Manager of Painton Chemical Industries Ltd., a private company, which produces printed material.

       Jackob Maimon has been President of the Company since November 1999. Mr. Maimon is the Chairman of the Board of Directors of Naphtha Israel Petroleum Corporation Ltd. ("Naphtha"), an Israeli entity, which holds indirectly through Naphtha Holdings, Ltd., another Israeli entity, over 50% of the issued and outstanding stock of the Company. Mr. Maimon has held the position at Naphtha since August 1996.

       Max Pridgeon has been a director of the Company since April 2001. Since December 2002, Mr. Pridgeon has served as a director and executive officer of Griffin Decorations, a business which he founded. From March 1995 through December 2002, he served as director of MAXIM Wholesale and Marketing Co., a company which he founded. Concurrently, from February 1999, Mr. Pridgeon has also served as a manager of sales for Europe and the Middle East for Blenfin XI, Netherlands, a company that engages in the distribution of wooden picture frames. From April 1996 through January 1999, Mr. Pridgeon served as a property acquisitions consultant to M.A. Realistic Estate, Netherlands, a company engaged in the ownership and management of hotels in the Netherlands. From September 1989 through March 1995, Mr. Pridgeon served as account manager and then export manager at VERNO Holland, a company engaged in the marketing and distribution of oil paintings.

       Eyal Gibor has been a director of the Company since April 2001. From January 1992, Mr. Gibor has headed his own private management consulting and advisory services company in Israel, engaging mainly in the provision of consulting advice relating to real-estate investments and tax planning. From June 1997 through August 1999, Mr. Gibor also served as the general manager of Israel Credit Line Complimentary Services, Ltd., a company engaged in the provision of financial services. From June 1986 to January 1992, Mr. Gibor was affiliated with the Israel based accounting firm of, Singer, Nir & Partners. Mr. Gibor holds a B.A. in economics and accounting from Tel Aviv University and, since December 1993, has been qualified as a C.P.A. in Israel. Mr. Gibor presently serves as a director of Binar Building and Investments Ltd., a company whose securities are traded on the Tel-Aviv stock exchange.

       Donald D. Lovell has been a director since March 25, 2004. Mr. Lovell, a certified public accountant, has been in private practice in Houston, Texas since 1984, focusing on advising emerging and medium sized businesses and providing tax planning.

       There are no family relationships between any of the above executive officers, and there is no arrangement or understanding between any of the above executive officers and any other person pursuant to which he was selected as an officer. Each of the above executive officers was elected by the Board of Directors to hold office until the next annual election of officers and until his successor is elected and qualified or until his earlier resignation or removal. During the course of 2002, the Board held two meetings. Each of the non-employee directors receives a cash payment of $750 for each Board meeting attended. None of the employee- directors receive any cash compensation for serving on the Board.

       Dr. Avihu Ginzburg, a non-employee director, resigned on 25, 2004 from the Board of Directors and was replaced by Mr. Donald D. Lovell.

DIRECTOR COMPENSATION

       Directors who are not employees of the Company are paid a fee of $750 for each meeting of the Board that they attend (whether in person or by telephone).


                    INFORMATION ABOUT THE BOARD OF DIRECTORS

INDEPENDENCE AND MEETINGS

       During the fiscal year ended December 31, 2003, the Board met three times and acted by anonimous written consent on eight occasions. During the fiscal year ended December 31, 2003, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

       The Board does not have a formal policy with respect to Board members attendance at annual stockholder meetings, though it encourages directors to attend such meetings. While none of the directors attended the annual meeting in 2003, the Company expects that its Chairman of the Board and Chief Executive Officer will attend the 2004 Annual Meeting.

       The Board of directors has determined that Eyal Gibor, Max Pridgeon and Donald D. Lovell are independent as defined in the listing standards of the Nasdaq SmallCap Market. Commencing as of 2004, as part of each regularly scheduled board meeting, the independent members of the Board will have an opportunity to meet without any affiliated directors or other members of management in attendance.

BOARD COMMITTEES

       Prior to April 2004, the only standing committee of the Board of Directors was the Audit Committee. Prior to April 2004, matters involving the compensation of the Company's executive officers and the nomination of directors were addressed by the entire Board of Directors. In April 2004, the Board established a standing compensation committee (the "Compensation Committee") and a standing nominating committee (the "Nominating Committee").

AUDIT COMMITTEE

       The members of the Audit Committee are Eyal Gibor, Max Pridgeon and Donald D. Lovell, each of whom meets the independence standards of the Nasdaq SmallCap Market. Mr. Gibor is the chairman of the Audit Committee. The Board has determined that Messrs. Gibor and Lovel are "audit committee financial experts" as defined by the rules of the Securities and Exchange Commission. The Audit Committee met five times in 2003.

       The Board has adopted a charter governing the duties and responsibilities of the Audit Committee. A copy of the charter is included as APPENDIX A to this proxy statement. The principal function of the Audit Committee is to assist the Board in its oversight responsibilities relating to the financial accounting, reporting and controls. The Audit Committee monitors and evaluates periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by senior management and the independent auditors, is directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors, reviews and evaluates the qualifications, independence and performance of the independent auditors, monitors the Company's compliance with legal and regulatory requirements, monitors the performance of internal audit function and facilitates communication among independent auditors, senior management and the Board.

THE NOMINATING COMMITTEE

       The nominees for election as directors at the 2004 Annual Meeting were selected by the vote of the independent members of the Board of Directors. As a small company, the Company has generally used an informal process to identify and evaluate director candidates. The Company has encouraged both independent directors and directors that are not independent to identify nominees for the Board of Directors. The Company has not paid any third party a fee to assist in the nomination process or to identify or evaluate candidates.

       In April 2004, the Board of Directors formed the Nominating Committee to address Board development matters. Commencing in 2005, this Committee will select the director nominees. The current members of the Nominating Committee are Eyal Gibor and Donald D. Lovell, each of whom meets the independence standards of the Nasdaq SmallCap Market. Mr. Lovell is the Chairman of the Committee.

       The Board has adopted a charter governing the duties and responsibilities of the Nominating Committee. A copy of the charter is included as Appendix B to this proxy statement.

       The Nominating Committee will consider candidates that are nominated by its stockholders. The name, together with the business experience and other relevant background information of a candidate, should be sent to the Chairman of the Board who will then forward such information to the Nominating Committee for its review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of the Company's voting Common Stock.

COMPENSATION COMMITTEE

       The Compensation Committee was established in April 2004 and is responsible for reviewing the compensation arrangements in effect for the Company's executive officers. This committee currently consists of Mr. Eyal Gibor and Max Pridgeon each of whom meets the independence standards of the Nasdaq SmallCap Market.

       The principal functions of the compensation committee are to review our incentive compensation programs for executive officers and approve the annual compensation for executive officers.

CODE OF BUSINESS ETHICS AND CONDUCT

       The Company has adopted a Code of Business Ethics and Conduct (the "Code of Conduct") that applies to all of its employees. The text of the Code of Conduct is attached hereto as Appendix C. If the Company makes any substantive amendment to the Code of Conduct or grants any waiver from a provision of the Code of Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

       Although the Company does not have formal procedures for stockholder communication, stockholders of the Company are encouraged to communicate directly with the members of the Board. Persons interested in communicating with the independent directors their concerns or issues may address correspondence to a particular director, or to the independent directors generally in care of the Chief Executive Officer and Chairman of the Board, Mr. Haim Tsuff. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Auditor Nominating Committee. Company personnel will not screen or edit such communications and will forward them directly to the intended member of the Board.

REPORT OF THE AUDIT COMMITTEE

       THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATE THIS REPORT BY REFERENCE.

       The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2003, which include the consolidated balance sheets of the Company as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2003 and the notes thereto.

       REVIEW WITH MANAGEMENT. The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

       REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS. The Audit Committee has discussed with Mann, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received disclosures and the letter from Mann required by Independence Standards Board Standard No. 1 (that relates to the accountant's independence from the Company and its related entities) and has discussed with the auditors its independence from the Company.

       CONCLUSION. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Dated: April 26, 2004

AUDIT COMMITTEE

Mr. Eyal Gibor

Mr. Max Pridgeon

Mr. Donald D. Lovell

       Dr. Avihu Ginzburg was a member of the Audit Committee until his resignation from the Board on March 25, 2004.

                      REPORT OF THE COMPENSATION COMMITTEE

       The following report of the Compensation Committee is provided solely to the stockholders of the Company pursuant to the requirements of Schedule 14A promulgated under the Securities Exchange Act of 1934, and shall not be deemed to be "filed" with the SEC for the purpose of establishing statutory liability. Unless otherwise specifically incorporated by reference, this report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this Proxy Statement.

EXECUTIVE COMPENSATION PHILOSOPHY

       The Company's executive compensation policy is designed with the goals of ensuring that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining highly qualified executive officers, and providing total compensation that is competitive with companies in comparable industries or other companies of comparable size, growth and performance.

EXECUTIVE COMPENSATION COMPONENTS

       The key components of the Company's compensation program are base salary, eligibility for annual incentive bonus awards and equity participation in the form of stock options. Executive officers are also entitled to customary benefits generally available to all Company employees.

CHIEF EXECUTIVE OFFICER COMPENSATION

       During 2003, Mr. Tsuff's, annual salary was $240,000, the same level it has been since 2001. The base salary for Mr. Tsuff was fixed with reference to his experience, responsibilities and performance and the competitive marketplace. The appropriate level of bonuses and increases for the Chief Executive Officer, if any, will be based in large part on Company performance.

INDEPENDENT DIRECTORS

Eyal Gibor

Max Pridgeon

April 26, 2004

Dr. Avihu Ginzburg resigned from the Board on March 25, 2004.

BOARD RECOMMENDATION: THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

       The Audit Committee has selected the firm of Mann Frankfort Stein & Lipp, CAPs ("Mann"), as independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2003. Mann performed audit services for the Company in 2003, including an examination of the consolidated financial statements and services related to filings with the Securities and Exchange Commission and has served as the Company's auditors since June 2001.

       It is anticipated that a member of Mann will be present at the stockholder meeting and will be available to respond to your questions.

FEES

       The following table presents fees for professional audit services rendered by Mann, for the audit of the Company's annual financial statements for 2003 and 2002, and fees billed for other services rendered by Mann, as the case may be, during 2003 and 2002.


        Type of Service/Fee         Fiscal 2003          Fiscal 2002

        Audit Fees (1)              $105,670             $67,532

        Audit Related Fees (2)      $0                   $0

        Tax Fees (3)                $64,269              $70,754

        All Other Fees (4)          $1,877               $2,600


       (1) Audit Fees consist of fees for professional services rendered for the audit of our consolidated financial statements included in the Annual Report on Form 10-K and the review of the interim financial statements included in the Quarterly Reports on Form 10-Q, and for the services that are normally provided in connection with regulatory filings or engagements.

       (2) Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to consultation regarding generally accepted accounting principles.

       (3) Tax Fees consist of fees for tax compliance, tax advice and tax planning.

       (4) All Other Fees consist of fees for products and services not included in the above categories.

       The Audit Committee reviewed the non-audit services rendered for fiscal 2002 and fiscal 2003 as set forth in the above table and concluded that such services were compatible with maintaining the accountants' independence. The Audit Committee's policy is to pre-approve all audit services and all non-audit services that Company's independent auditor is permitted to perform for Company under applicable federal securities regulations. As permitted by the applicable regulations, the Audit Committee's policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent auditor and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

BOARD RECOMMENDATION

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MANN

FRANKFORT STEIN & LIPP CPA, LLP AS INDEPENDENT AUDITORS.

                                  OTHER MATTERS

       Management does not intend to present to the meeting any matters other than matters referred to herein, and as of this date Management does not know of any matter that will be presented by other persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

                             STOCKHOLDER PROPOSALS

       Under the rules of the SEC, proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders must be made in accordance with the By-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than February 2, 2005. The Company's Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2005 proxy statement.

                          ANNUAL AND QUARTERLY REPORTS

       Enclosed is the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003. Such Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

                             SOLICITATION OF PROXIES

       The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

       It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                       BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ HAIM TSUFF

                              HAIM TSUFF
                              CHAIRMAN OF THE BOARD

April 30, 2004

                                  ISRAMCO, INC.
                               11767 KATY FREEWAY
                              HOUSTON, TEXAS 77079

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                                 COMPANY FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 2, 2004

The undersigned hereby constitutes and appoints HAIM TSUFF AND J. MONROE CUTLER, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all the shares of common stock, par value $.001 per share, of ISRAMCO, INC. (the "Company"), that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company, to be held on June 2, 2004, and at any adjournment thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.

1. ELECTION OF DIRECTORS. Nominees: HAIM TSUFF, JACKOB MAIMON, EYAL GIBOR, MAX PRIDGEON AND DONALD D. LOVELL (Mark only one of the following boxes.)

|_| VOTE FOR ALL NOMINEES LISTED ABOVE, EXCEPT VOTE WITHHELD
                     AS TO THE FOLLOWING NOMINEES (IF ANY):

                      |_| VOTE WITHHELD FROM ALL NOMINEES.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF MANN FRANKFORT STEIN & LIPP, CPA, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004.

|_| FOR            |_| AGAINST               |_| ABSTAIN

3. In Their Discretion, Upon Any Other Business That May Properly Come Before the Meeting or Any Adjournment Thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election as directors of the nominees of the Board of Directors, FOR the ratification of the appointment of Mann Frankfort Stein & Lipp CPA, LLP as the Company's independent auditors for the fiscal year ending December 31, 2004 and in the discretion of the Proxies named herein on any other proposals to properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated April 30, 2004.

Dated: April 30, 2004

                           SIGNATURE OF SHAREHOLDER(S)

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer, etc., please give full title. If more than one trustee, all should sign. Joint owners must each sign.)

Please date and sign exactly as name appears above.

I plan I do not plan

to attend the Annual Meeting.

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                  ISRAMCO, INC.

I. AUDIT COMMITTEE PURPOSE

The Audit Committee of the Board of Directors of Isramco, Inc. (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor and review the accuracy and fairness of the Company's financial reports and monitor and ensure the adequacy of the Company's systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditors.

o Provide an avenue of communication between the independent auditors, management, accountants and the Board of Directors.

The Audit Committee has the authority to conduct or authorize investigations into any matter within the scope of its responsibilities and it shall have direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or advisors it deems necessary in the performance of its duties or to assist in the conduct of any investigation.


II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the National Association of Securities Dealers and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise and be considered a "financial expert" within the meaning of the Sarbanes-Oxley Act. Members of the Audit Committee may enhance their familiarity with finance and accounting by participating in educational programs.

Audit Committee members shall be appointed by the Board of Directors. If the Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee will have regular meetings at least five times per year (four of which should coincide with, and precede, the Company's public announcement of its quarterly and annual results) or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately and separately, on a regular basis, with management and with the independent auditors, to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

1. Review and reassess the adequacy of this Charter at least annually. Submit this Charter to the Board of Directors for approval and have this Charter published in a proxy or information statement at least every three years in accordance with the Securities and Exchange Commission regulations.

2. Review the Company's annual audited financial statements and related footnotes prior to filing or distribution. The review should include separate discussions with management and with the independent auditors of significant issues and disagreements regarding accounting principles, practices and judgments, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and the effect of using different accounting principles, practices and judgments.

3. Review the Company's quarterly earnings prior to filing or distribution and discuss with management and with the independent auditors.

4. Review any reports or other documents that include public financial disclosures prior to filing or distribution and discuss with management, if appropriate, whether the information contained in these documents is consistent with the information contained in the Company's financial statements.

5. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and adequacy of controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review and assess management's critical accounting estimates.

6. Review written reports and significant findings prepared by the independent auditors, if any, including reports regarding the Company's critical accounting policies, alternative treatments of financial information and material communications between the independent auditor and management, and if appropriate, discuss the information contained in the reports with the independent auditors. Review management's responses, if any, to such reports and findings, including the status of previous recommendations.

7. Receive copies of reports to management prepared by the internal accountants and management's responses to any such reports. Obtain confirmation from the Company's accountants that the Company is in compliance with its financial reporting requirements.

8. Review, annually, the procedures, organizational structure, and qualifications of the internal accountants, and review and approve the hiring of employees of the independent auditors who were engaged on the Company's account. Discuss with independent auditors the performance of the internal audit department and any recommendations the independent auditors may have.

9. Review, annually, policies and procedures, as well as audit results, associated with directors' and officers' expense accounts and perquisites, and other uses of corporate assets. Review, annually, a summary of directors' and officers' related party transactions and potential conflicts of interest.

INDEPENDENT AUDITORS AND ACCOUNTANTS

10. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, and the Audit Committee has the ultimate authority and responsibility to select and hire, evaluate and where appropriate, replace the independent auditors. The Audit Committee shall review the performance of the independent auditors; the experience and qualifications of the senior members of the independent auditor team; and the quality control procedures of the independent auditors.

11. Approve the fees and other significant compensation to be paid to the independent auditors.

12. Review the non-audit services to determine whether they are prohibited under the Sarabanes-Oxley Act. Pre-approve the provision of any permissible non-audit services by the independent auditors and the related fees of the independent auditors therefor. Consider whether the provision of these other services is compatible with maintaining the auditors' independence.

13. On an annual basis, the Audit Committee should receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company and should discuss with the independent auditors the disclosed relationships or services that may impact the objectivity and independence of the auditors, and take, or recommend that the Board of Directors take appropriate action to ensure the independence of the auditors. Annually, the Audit Committee shall ensure receipt of a formal written statement from the independent auditors with respect to their independence consistent with all applicable standards.

14. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

15. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public
       Accountants: A Statement of Auditing Standards No. 61, including such matters as (i) the consistency of application of the

       Company's accounting policies; (ii) the completeness of information contained in the financial statements and related disclosures; (iii) the selection of new or changes to the Company's accounting policies; (iv) estimates, judgments and uncertainties; (v) unusual transactions and (vi) accounting policies relating to significant financial statements items, including the timing of transactions and the period in which they are recorded.

16. Obtain and consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting; the discussion should include such issues as the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by the management in preparing the financial disclosure.

17. Discuss and review with the internal accountants and the independent auditors the effectiveness and coordination of the internal audit effort to assure completeness of coverage and to avoid duplication of resources. Review the annual internal audit plan and the processes used to develop the plan; discuss the scope of the plan, staffing, reliance upon management, status of activities, significant findings, and any recommendations.

18. The accountants will be responsible to the Board of Directors through the Audit Committee. The Audit Committee shall annually review the performance, objectivity and independence of the accountants and recommend to the Board of Directors the appointment of the accountants and any discharge of accountants when circumstances warrant.

19. Approve the fees and other significant compensation to be paid to the accountants.

LEGAL COMPLIANCE

20. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

21. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

22. Establish and maintain appropriate procedures for the receipt and handling of anonymous submissions from employees of the Company regarding questionable accounting practices.

23. Maintain minutes of meetings and report Audit Committee actions to the Board of Directors on a regular basis including any recommendations the Audit Committee deems appropriate.

24. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

25.    Periodically perform self-assessment of Audit Committee performance.

                                   APPENDIX B

                                  ISRAMCO, INC.

                 BOARD OF DIRECTORS NOMINATING COMMITTEE CHARTER


A. PURPOSE: The Nominating Committee (the "Committee") of the Board of Directors of Isramco, Inc. (the "Corporation") establishes Board membership criteria; assists the Board by identifying individuals qualified to become Board members; facilitates the annual review of the performance of the Board and its committees; and periodically reviews management succession plans.

B. MEMBERSHIP: The members of the Committee and Chairperson of the Committee shall be appointed and subject to replacement by the Board. The members of the Committee shall meet the independence requirements of the Nasdaq Stock Market, Inc. ("Nasdaq").

C.  ROLES AND RESPONSIBILITIES: The responsibilities of the Committee include:


1.  BOARD AND COMMITTEE MEMBERSHIP


a. Periodically review with the Board the appropriate size of the Board and the requisite skills and characteristics of its members.


b. The Committee's assessment of Board candidates will include, but is not limited to, consideration of the following criteria: (i) roles and contributions valuable to the business community, (ii) personal qualities of leadership, character and judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence and adherence to high ethical standards, (iii) relevant knowledge and diversity of Board members' background and experience (iv) whether the candidate has the time required for preparation, participation and attendance at meetings, and (v) requirements relating to Board and Board committee composition under applicable law and Nasdaq listing standards.


c. Review the advisability of a director's continued service on the Board when the director's principal occupation or business association changes, or when circumstances arise which may raise questions about the director's continuing qualifications in relation to the Board membership criteria referred to above. In addition, the Committee will review the resignation of any director.

d. Review the Board's committee structure and recommend to the Board the appointment of committee members and chairs.

2.  QUALIFIED DIRECTOR CANDIDATES


a. Identify individuals that the Committee believes are qualified to become Board members in accordance with the Board membership criteria and approve and recommend such nominee or nominees to the Board to stand for election at the next meeting of stockholders of the Corporation at which directors will be elected.

b. In the event there is a vacancy on the Board, identify individuals that the Committee believes are qualified to become Board members in accordance with the Board membership criteria set forth above, and recommend such person or persons for appointment to the Board.

c. Review and evaluate all stockholder nominees for director (submitted in accordance with the Corporation's Bylaws and applicable law) in accordance with the Board membership criteria set forth above.

3. BOARD AND COMMITTEE SELF-ASSESSMENT. Assist the Board with periodic self-assessments of the Board and its committees, with the goal of improving the effectiveness of the Board.

4. SUCCESSION PLANNING. Review periodically with the Chairman or CEO his or her assessment of corporate officers and succession plans relating to their positions.

5.  MEETINGS, REPORTS, CHARTER REVIEW, PERFORMANCE EVALUATION AND OUTSIDE
    ADVISORS

a. Hold regular meetings of the Committee, reporting significant matters arising from such meetings to the Board. A majority of the members of the Committee shall constitute a quorum. A majority of the members present (in person or by telephone or videoconferencing equipment) shall decide any matter brought before the Committee.

b. Review and reassess the adequacy of this Charter at least annually and submit any changes to the Board for approval.

c. The Committee shall have the authority to retain search firms to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

                                   APPENDIX C

                                  ISRAMCO, INC.

              CODE OF ETHICS FOR SENIOR EXECUTIVE OFFICERS, SENIOR
                   FINANCIAL OFFICERS AND ALL OTHER EMPLOYEES

    This Code of Ethics applies to Isramco Inc.'s Chief Executive Officer, President, Chief Financial Officer and Controller (and others performing similar senior executive and financial functions at Isramco from time to time in the future) and all other Employees. Isramco expects all of its employees to act in accordance with the highest standards of professional integrity in all aspects of their business activities, to comply with all applicable laws, rules and regulations, to deter wrongdoing and abide by all policies and procedures adopted by Isramco that govern the conduct of its employees.

Accordingly, you agree to:

1. Engage in and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2. Avoid conflicts of interest and disclose to the Audit Committee of the Board of Directors any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

3. Take all reasonable measures to protect the confidentiality of non-public information about Isramco or its subsidiaries obtained or created in connection with your activities and prevent the unauthorized disclosure of such information unless required by applicable law or regulation or legal or regulatory process;

4. Take all reasonable measures to achieve responsible use of and control over Isramco's assets and resources.

5. Promote full, fair, accurate, timely and understandable disclosure in reports and documents that Isramco or its subsidiaries files with, or submits to, the Securities and Exchange Commission and other regulators and in other public communications made by Isramco.

6. Comply with Isramco's policies and procedures as they may be in effect from time to time.

7. Act in good faith, responsibly, with due care, competence, diligence, and without knowingly misrepresenting material facts or allowing your better judgment to be subordinated.

8. Comply with applicable governmental laws, rules and regulations, as well as the rules and regulations of The Nasdaq Stock Market and any other self-regulatory organizations of which Isramco is a member; and

9. Prompt report any possible violation of this Code of Ethics to the Audit Committee of the Board of Directors.


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You will make every effort to cooperate with Isramco and its subsidiaries'
internal auditor and independent auditors.

You understand that you will be held accountable for your adherence to this Code of Ethics. Your failure to observe the terms of this Code of Ethics may result in disciplinary action, up to and including termination of employment. Violations of this Code of Ethics may also constitute violations of law and may result in civil and criminal penalties for you, your supervisors and Isramco.

If you have any questions regarding the best course of action in a particular situation, you should promptly contact a member of the Audit Committee or Isramco's outside legal counsel.


          YOUR PERSONAL COMMITMENT TO THE ISRAMCO INC.'S CODE OF ETHICS

I acknowledge that I have received and read the Isramco Inc. Code of Ethics for Senior Executive Officers, Senior Financial Officers and all Other Employees, and understand my obligations to comply with the Code of Ethics.

I understand that my agreement to comply with the Code of Ethics does not constitute a contract of my employment.

Please sign here: _________________________ Date: _______________

Please print your name: ____________________________


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